UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2016

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.
Item 7.01                                           Regulation FD Disclosure.

On May 4, 2016, the Registrant announced that it had released its results for the quarter ended March 31, 2016.  The full text of the related press release, which is posted on the “Investor Relations” section of the Registrant’s website at http://www.iac.com/Investors and appears in Exhibit 99.1 hereto, is incorporated herein by reference.

Exhibit 99.1 is being furnished under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.”

Item 7.01                                           Regulation FD Disclosure.

On May 4, 2016, the Registrant posted a letter to its shareholders (IAC Q1 2016 Letter to Shareholders) prepared by its management (which presentation includes certain forward-looking statements, among other information) on the “Investor Relations” section of its website at http://www.iac.com/Investors.  This letter appears in Exhibit 99.2 hereto and is incorporated herein by reference.

Exhibit 99.2 is being furnished under Item 7.01 “Regulation FD Disclosure.”

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of IAC/InterActiveCorp, dated May 4, 2016.

99.2	IAC Q1 2016 Letter to Shareholders prepared by IAC/InterActiveCorp Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ GREGG WINIARSKI
	Name:	Gregg Winiarski
	Title:	Executive Vice President,
General Counsel and Secretary

Date: May 4, 2016